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                                                                    EXHIBIT 10.8

                             RDA CONSULTANTS LIMITED

                                STOCK OPTION PLAN


     1. Purpose of the Plan. Under this Stock Option Plan (the "Plan") of RDA
        -------------------
CONSULTANTS LIMITED (the "Company") options may be granted to eligible employees to purchase shares of the Company's capital stock. The Plan is designed to enable the Company to attract, retain and motivate its employees by providing for or increasing the proprietary interests of such employees in the Company. The Plan provides for options which qualify as incentive stock options ("ISO") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as options which do not so qualify ("Non-ISO"). ISOs and Non- ISOs shall sometimes collectively be referred to as "options."

     2. Stock Subject to Plan. The maximum number of shares of stock for which
        ---------------------
options granted hereunder may be exercised shall be four million five hundred thousand (4,500,000) shares of common stock with par value of $.001, subject to the adjustments provided in Sections 10 and 11. Shares of stock subject to the unexercised portions of any options granted under this Plan which expire or terminate or are cancelled may again be subject to options under the Plan. When the exercise price for an option granted under this Plan is paid with previously outstanding shares or with shares as to which the option is being exercised, as permitted in Section 8, the total number of shares of stock for which further options may be granted under this Plan shall be irrevocably reduced by the total number of shares for which such option is thus exercised, without regard to the number of shares received or retained by the Company in connection with that exercise.

     3. Eligible Employees. The employees eligible to be considered for the
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grant of options hereunder are any persons regularly employed by the Company on a full-time, salaried basis. Non-ISOs may be granted to an employee, officer or director of the Company, regardless of whether the director is an officer or employee. Each person receiving options shall sometimes be referred to as "optionee."

     4. Minimum Exercise Price. The exercise price shall be determined by the
        ----------------------
Committee (hereinafter defined). The exercise price for each ISO granted hereunder shall be not less than 100% of the fair market value of the stock at the date of the grant of the option; provided, that, if an ISO is granted to a person who, on the date of grant, owns, either directly or indirectly within the meaning of Section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate of the Company, then the option price specified in the ISO shall be at least one hundred ten percent (110%) of the fair market value, on the date of grant, of the shares of common stock subject thereto.

     5. Nontransferability. Any option granted under this Plan shall by its
        ------------------
terms be nontransferable by the optionee other than by will or the laws of descent and distribution and is exercisable during the optionee's lifetime only by him or by his guardian or legal representative. No option shall in any manner be liable for, or subject to, debts, contracts, liabilities, engagements or torts of optionee.
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          5.1. If an optionee ceases to be employed by the Company by reason of such optionee's death, any options held by such optionee shall pass to the person or persons entitled thereto pursuant to the will of the optionee or the applicable laws of descent and distribution (such person or persons are sometimes herein referred to collectively as the "Qualified Successor" of the optionee), and shall be exercisable by the Qualified Successor in accordance with the terms of the applicable option agreement for a period of one (1) year following the death of optionee.

          5.2. In the event a guardian (the "Guardian") is appointed for an optionee whose employment is terminated by the Company by reason of such optionee's disability, as defined in Section 22(e)(3) of the Code, any option held by such optionee that could have been exercised immediately prior to such termination of employment shall be exercisable by the Guardian of such optionee for a period of one (1) year following the termination of employment of such optionee.

          5.3. If an optionee who has ceased to be employed by the Company or by any Affiliate of the Company by reason of such optionee's disability, as defined in Section 22(e)(3) of the Code, dies within six (6) months after the termination of such employment, any option held by such optionee that could have been exercised immediately prior to his or her death shall pass to the Qualified Successor of such optionee, and shall be exercisable by the Qualified Successor for a period of one (1) year following the termination of employment of such optionee.

          5.4. Notwithstanding anything to the contrary in this Plan, except as otherwise provided in an applicable option agreement, the vesting of options held by a Qualified Successor or exercisable by a Guardian shall cease on the date the optionee's employment is terminated for any reason, including, without limitation, death or disability.

          5.5. In the event that two or more persons constitute the Qualified Successor or the Guardian of an optionee, all rights of such Qualified Successor or such guardian shall be exercisable, if at all, by the unanimous agreement of such persons.

          5.6. Employment shall be considered as continuing intact during any military or sick leave or other bona fide leave of absence if the period of such leave does not exceed ninety (90) days or, if longer, for so long as the optionee's right to reemployment with the Company or an Affiliate thereof is guaranteed either by statute or by contract. If the period of such leave exceeds ninety (90) days and his or her reemployment is not guaranteed, then his or her employment shall be deemed to have terminated on the ninety-first (91st) day of such leave.

     6. Maximum Option Term/Limitation on Grant of ISOs. No option granted under
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this Plan may be exercised in whole or in part more than ten years after its date of grant; provided, however, if an ISO is granted to a person who, on the date of grant owns, either directly or indirectly within the meaning of Section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate of the Company, the period of time during which the option shall be exercisable shall in no event be more than five (5) years following its date of grant.

          If the aggregate fair market value of stock with respect to which ISOs first become exercisable by an optionee in any calendar year exceeds $100,000, taking into account stock subject to all ISOs granted by the Company which are held by such optionee, the excess will be treated as

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Non-ISOs. To determine whether the $100,000 limit is exceeded, the fair market value of stock subject to options shall be determined as of the date of grant of the options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. If a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Company may designate which stocks are to be treated as stock acquired pursuant to an ISO.

     7. Plan Duration. Options may not be granted under this Plan more than ten
        -------------
years after the date of the adoption of this Plan, or of shareholder approval thereof, whichever is earlier.

     8. Payment. Payment for stock purchased upon any exercise of an option
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granted under this Plan shall be made in full in cash concurrently with such exercise, except that, if and to the extent the instrument evidencing the option so provides and if the Company is not then prohibited from purchasing or acquiring shares of such stock, such payment may be made in whole or in part with shares of the same class of stock as that then subject to the option, delivered in lieu of cash concurrently with such exercise, the shares so delivered to be valued on the basis of the fair market value of the stock (determined in a manner specified in the instrument evidencing the option) on the day preceding the date of exercise. If and while payment with stock is permitted for the exercise of an option granted under this Plan in accordance with the foregoing provision, the person then entitled to exercise that option may, in lieu of using previously outstanding shares therefor, use some of the shares as to which the option is then being exercised.

     9. Administration. The Plan shall be administered by the Board of Directors
        --------------
of the Company (the "Board") or by a committee of the Board appointed in accordance with this Section 9. (The Board, or the committee, if appointed, will be referred to in this Plan as the "Committee").

          At any time, the Board may appoint a Committee, consisting of not less than two of its members to administer the Plan on behalf of the Board in accordance with such terms and conditions not inconsistent with this Plan as the Board may prescribe. Once appointed, members of the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members in their place, fill vacancies however caused, and/or remove all members of the Committee and thereafter directly administer the Plan.

          Notwithstanding the foregoing provisions of this Section 9, if the Company registers any class of any equity security under Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), from the effective date of such registration until six months after the termination of such registration, the Plan shall be administered as follows:

          The Plan shall be administered by the Board or by the Committee appointed in accordance with the following procedures:

          At any time, if the Board is unable to act under state law or if the Board, in its discretion desires, it shall appoint two or more of its members, all of whom are Non-Employee Directors, to the Committee to administer the Plan on behalf of the Board in accordance with such terms and conditions not inconsistent with this Plan as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the

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Board may increase the size of the Committee and appoint additional members (all of whom shall be Non-Employee Directors), remove members (with or without cause) and appoint new members in their place, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan so long as the Board may act under state law. At no time shall a person who is not a Non-Employee Director serve on the Committee appointed under this Section, nor shall such Committee at any time have been less than two members. The term "Non-Employee-Director" shall be as defined in 17 C.F.R. 240.16b-3(b)(3)(i), as the same may be amended from time to time.

          The Committee shall have the authority to: administer the Plan in accordance with its express terms; determine all questions arising in connection with the administration, interpretation, and application of the Plan, including all questions relating to the value of the common stock; correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; prescribe, amend, and rescind rules and regulations relating to the administration of the Plan; determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of employment for purposes of the Plan; select, based on the eligibility criteria set forth herein, those officers, employees and directors to whom options shall be granted; determine whether the Company shall grant ISOs or Non-ISOs, the terms and provisions of the respective option agreements to be entered into with such persons (which need not be identical with the terms of any other such agreement and which may include, without limitation, provisions granting to one or more officers of the Company, a proxy covering the shares acquired by the optionee upon exercise of one of more options), when such options shall be granted and the number of shares of common stock subject to each option; convert an ISO into a Non-ISO in accordance with Section 16 below; and; make all other determinations necessary or advisable for administration of the Plan.

          Exercise of the foregoing authority by the Committee shall be consistent with the intent that the ISOs issued under the Plan be qualified under the terms of Section 422 of the Code, and the Non-ISOs shall not be so qualified. All determinations made by the Committee in good faith on matters referred to in this Section 9 shall be final, conclusive, and binding upon all persons. The Committee shall have all powers necessary or appropriate to accomplish its duties under this Plan.

          With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 and its successors under the 1934 Act. To the extent any provision of the Plan or the actions of the Committee, or the members thereof, fail to comply, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

          With respect to each option to be granted to a person designated by the Committee in accordance with this Section, the Committee shall specify the following terms: Whether the option is an ISO or a Non-ISO; the number of shares of common stock subject to purchase pursuant to the option; the date on which the grant of the option shall be effective (the "date of grant"); the price at which and time period during which the option shall be exercisable.

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          Any vesting schedule pursuant to which the right of the person to exercise the option shall be contingent, it being intended that the Committee shall have complete discretion with respect to the terms of such vesting schedule, including, without limitation, discretion (a) to allow full and immediate vesting upon grant of the option, (b) to permit partial vesting in stated percentage-amounts based on the length of the holding period of the option, (c) to permit full vesting after a stated holding period has passed, (d) to permit vesting only upon the satisfaction of financial or other performance criteria established and specified by the Committee in the option agreement, or
(e) with the consent of the person and subject to the limitations set forth herein, to modify the vesting schedule of any outstanding option.

          At the discretion of the Committee, any Optionee may be required to enter into an agreement with the Company, and such other parties designated by the Company whereby the optionee agrees not to sell any shares of common stock previously acquired upon exercise of any option, then held by the person for a stated period of time, such period not to exceed 180 days, before and after the initial public offering of the Company's securities under the Securities Act of 1933, as amended; and such other terms and conditions as the Committee deems advisable and as are consistent with the purpose of this Plan; all shares of common stock issued upon exercise of an option shall be subject to the Company's rights under Section 13 below. Notwithstanding anything to the contrary in this Plan, if an option is granted to a person who, on the date of grant or at any time thereafter, is subject to Section 16 of the 1934 Act, at least six (6) months must elapse from the date of grant of the option to the date of disposition, as defined in Section 424(c) of the Code, of the common stock issued upon exercise of such option.

     10. Adjustments. If there is a material alteration in the capital structure
         -----------
of the Company on account of a reorganization, merger, recapitalization, exchange of shares, stock split, reverse stock split, stock dividend, or otherwise, the Committee shall make such adjustments to this Plan and to the options then outstanding under this Plan as the Committee determines to be appropriate and equitable under the circumstances so that the proportionate interest of that holder of any such outstanding option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustments may include, without limitation, (a) a change in the number of, or kind of shares of stock of the Company covered by the options, and/or (b) a change in the option price payable per share; provided, however, that the aggregate option price applicable to the unexercised portion of existing options shall not be altered, it being intended that any adjustments made with respect to such options shall apply only to the price per share and the number of shares subject thereto. For purposes of this Section 10, neither (i) the issuance of additional shares of stock of the Company in exchange for adequate consideration (including services), nor (ii) the conversion of preferred shares of the Company or any other instrument convertible into common stock, shall be deemed material alterations of the capital structure of the Company.

     11. Corporate Reorganizations. Subject to the giving of notice pursuant to
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this Section, all options granted under the Plan shall terminate upon the earlier of the occurrence of (a) the dissolution or liquidation of the Company;
(b) a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which, immediately following such reorganization, merger or consolidation, the shareholders of the Company as a group will hold less than a majority of the outstanding capital stock of the surviving corporation, including such reorganizations, mergers or consolidations where the Company will not be the surviving corporation; (c) the sale of all or substantially all of the assets of the Company; or (d) upon the

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occurrence of an event whereby any person or entity, including any "beneficial owner" as defined or used in Section 13(d)(3) of the 1934 Act, acquires common stock representing fifty percent (50%) or more of the combined voting power of the voting securities of the Company (collectively the "Terminating Events" and individually a "Terminating Event").

          The Company shall give notice to holders of options not less than thirty (30) days prior to the consummation of a Terminating Event as defined in this Section. Upon the date specified in such notice, subject to the discretion of the Committee to accelerate the vesting of all non-vested options, the vesting of all options under the Plan shall cease, all vested options shall become immediately exercisable, all non-vested options shall immediately terminate, and all such vested options which have not been exercised shall terminate. Adjustments and determinations under this Section shall be made by the Committee (upon the advice of counsel), whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding, and conclusive.

     12. Termination of Options. To the extent not earlier exercised, an option
         ----------------------
shall terminate at the earliest of the following dates.

          12.1. The date of termination specified for such option in the respective option agreement.

          12.2. One (1) year following the termination of the optionee's employment with the Company by reason of the optionee's disability (within the meaning of Section 22(e)(3) of the Code);

          12.3. Ninety (90) days after the date of termination of the optionee's employment with the Company for any reason other than the optionee's death or disability (as defined in Section 12.2 above) unless such termination is for cause in which case the option shall immediately terminate;

          12.4. The date of any sale, transfer or hypothecation, or any attempted sale, transfer or hypothecation of an option in violation of Section 5 above;

          12.5. Notwithstanding any other provisions set forth herein or in any option agreement issued hereunder, if optionee shall (i) commit any act of malfeasance or wrongdoing affecting the Company, (ii) breach any covenant not to compete, or employment contract with Company, or (iii) engage in conduct that would warrant optionee's discharge for cause (excluding general dissatisfaction with the performance of optionee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon Company), then any unexercised portion of the options granted shall immediately terminate and be void; or

          12.6. The date specified in Section 11 above for such termination in the event of a Terminating Event.

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     13. Restricted Stock; Right of Repurchase; Right of First Refusal.
         -------------------------------------------------------------

          13.1. The Company shall have the continuing right, but shall not be required to repurchase (herein the "Right of Repurchase") from an optionee all or part of the shares of the common stock acquired by the optionee (or his or her guardian or Qualified Successor as the case may be) under options granted hereunder. This Right of Repurchase shall be exercisable commencing on the later of the date of termination of the optionee's employment, consulting agreement or term as director for any reason whatsoever (including death or disability) and shall be a continuing right. This Right of Repurchase shall be deemed exercised upon delivery of written notice of such exercise to the optionee, specifying the number of shares to be repurchased and the effective date of the repurchase (the "Effective Repurchase Date"), which date shall not be earlier than the date of the notice. With respect to each share to be repurchased, the repurchase price shall be the fair market value of such share on the Effective Repurchase Date as determined in good faith by the Committee. The purchase price shall, at the Company's sole discretion, be paid on the effective Repurchase Date by either
(a) cash or (b) the Company's non-negotiable promissory note payable in twenty
(20) quarterly installments of principal, together with interest at the prime rate published in the Money Rates section of the Wall Street Journal, or if that is no longer published, the publicly announced prime rate at the Company's primary bank.

          13.2. In addition to the Company's Right of Repurchase, in the event that an optionee, or the guardian or Qualified Successor of an optionee hereafter in this Section 13.2 (the "Transferor Shareholder") shall desire to sell, gift, pledge, encumber or otherwise transfer (herein a "Disposition") all or any portion of the shares of common stock to any person or entity other than the Company, then such Transferor Shareholder shall be required, before consummating such Disposition, to give the Company a written notice (herein the "Disposition Notice") setting forth the purpose of the Disposition, any consideration proposed to be received by the Transferor Shareholder, the proposed manner and timing of payment of such consideration, the number of shares of common stock or interest therein proposed to be transferred in the Disposition (herein referred to as "Offered Shares"), and all other material terms of the proposed Disposition.

               13.2.1. If the proposed Disposition is a transfer for consideration, the Company shall have the right to purchase (herein the "Right of First Refusal") all or any portion of the Offered Shares for the lowest of the following amounts: (a) the fair market value of such Offered Shares as of the date on which the Disposition Notice was received by the Company as determined in good faith by the Committee; (b) the proposed dollar price specified in the Disposition Notice; or (c) if no proposed dollar price is specified in such notice because the proposed consideration is payable other than in money, the fair market value of the consideration to be received in return for the Offered Shares (such fair market value to be determined by the Committee). If the proposed Disposition is a transfer for no consideration, the Company shall have the right to purchase all the shares of common stock for the fair market value determined by the Committee as provided above.

               13.2.2. If the Company elects to purchase all or any portion of the Offered Shares under this Section 13.2, the Company shall give written notice of its election to the Transferor Shareholder within sixty (60) days following receipt by the Company of the Disposition Notice. Failure by the Company to give notice of election to purchase all or any portion of the Offered

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Shares within this sixty (60) day period shall terminate the Company's Right of
First Refusal and the Transferor Shareholder may then proceed, at any time within one hundred twenty (120) days after receipt by the Company of the Disposition Notice, to consummate the proposed Disposition of all or any portion of the Offered Shares which the Company has not elected to purchase, but only
(a) after compliance with the requirements and restrictions of the option agreement and Section 14.2 below and (b) on the precise terms specified in the Disposition Notice (except that the Transferor Shareholder may obtain a higher price, or payment terms more favorable to the Transferor Shareholder). If the Disposition is not consummated with respect to all or any portion of the Offered Shares within the one hundred twenty (120) days required by the immediately preceding sentence, the Transferor Shareholder and all of the Offered Shares not transferred in the Disposition shall again become subject to all of the terms and conditions of the Company's Right of Repurchase and Right of First Refusal.

          13.3. In the event the Company exercises Right of First Refusal, such repurchase or purchase shall be closed within thirty (30) days after the Company's notice of such election. The purchase price shall, at the Company's sole discretion, be paid at closing by (a) a total cash down payment equal to the cash down payment offered in writing by a bona fide third party offeror for the Offered Shares as specified in the Disposition Notice, with the balance of such purchase price to be evidenced by and payable in installments pursuant to promissory notes executed by the Company and containing the terms and conditions offered by a bona fide third party offeror as specified in the Disposition Notice, (b) cash at closing, or (c) the Company's non-negotiable promissory note payable in twenty (20) quarterly installments of principal, together with interest at the prime rate published in the Money Rates section of the Wall Street Journal, or if that is no longer published, the publicly announced prime rate at the Company's primary bank.

          13.4. In the event of any involuntary transfer or sale of any shares of common stock or any interest therein by operation of law, or by legal process or judicial procedure, including, without being limited to, any sale in bankruptcy or insolvency proceedings, attachment or garnishment, or other transfer or sale by court decree, such transfer or sale shall be deemed to be a Disposition subject to the Company's Right of First Refusal as provided above, and the Company shall have the right, within the time periods set forth in
Section 13.2.2 and 13.3 to purchase the transferred shares of common stock from the transferee or purchaser thereof at the price, and upon the terms, prescribed above in connection with the Right of First Refusal. For this purpose, the date on which the Company was first notified in writing of the occurrence and terms of such involuntary transfer or sale (which notice shall refer to the Company's rights under this Section) shall be deemed to be the date of the Disposition Notice, and the value given (whether by way of new consideration, extinguishment of debt, release of liabilities, or otherwise) by the transferee or purchaser shall be deemed to be the price specified in the Disposition Notice.

          13.5. The Committee shall, in good faith, determine the fair market value of the shares to be repurchased as of the Effective Repurchase Date (under
Section 13.1) or the date on which the Disposition Notice was received by the Company (under Section 13.2). If the optionee (or his or her guardian or Qualified Successor) disagrees with the determination by the Committee of fair market value, within twenty (20) days of receipt of the written notice of election under Section 13.1 above or the written notice of election under
Section 13.2 above, the optionee shall give written notice of such disagreement to the Committee, and the Committee and the optionee (or his or her guardian or Qualified Successor) shall mutually appoint an independent third party appraiser who shall determine the fair market value of the shares to be purchased or repurchased and such determination shall then be deemed to be the fair market value of such shares. The appraiser shall complete his or her appraisal within thirty (30) days from the date of appointment. If the Company and the optionee (or his or her guardian or Qualified Successor) are unable to agree upon the appointment of an appraiser within twenty (20) days of the date such written notice of disagreement was given, the appraiser shall be appointed by any judge of any court having jurisdiction over the parties upon the written request of either party notice of such request being given to the other party. If the appraised fair market value of the shares of stock to be purchased or repurchased exceeds the fair market value of such stock as determined by the Committee by more than ten percent (10%), the cost of the appraisal shall be borne by the Company; in all other cases the cost of the appraisal shall be borne by the optionee (or his or her guardian). If an independent third party appraiser must be appointed, the time periods described in this Section for the fulfillment, exercise and expiration of the various obligations, rights and options of the Company, the optionee (or his or her Guardian or Qualified Successor) and the Transferor Shareholder shall be deemed tolled during the period commencing with the Company's receipt of the written notice of disagreement (as described above) and ending with the delivery of the appraiser's signed, written report of such fair market value to the Company and the optionee (or his or her Guardian).

          13.6. The right of the Company to purchase any part of the common stock may be assigned in whole or in part to one or more employees, officers, directors, consultants or shareholders of the Company or other persons or organizations.

          13.7. All transferees of common stock or any interest therein shall be required, as a condition of such transfer, to agree in writing in a form satisfactory to the Company that they will receive and hold the common stock or interests subject to the provisions of this Section, including but not limited to the Company's continuing right to repurchase. Any sale or transfer of the common stock shall be void unless the provisions of this Section are satisfied.

          13.8. The right of first refusal or right of repurchase granted to the Company by this Plan shall terminate at such time as a public market exists for the Company's common stock. Upon termination of the right of first refusal, at the optionee's request the Company shall issue to optionee a new certificate representing the common stock without a legend referring to such refusal right. For the purpose of this paragraph, a "public market" shall be deemed to exist if
(i) the common stock is listed on a national securities exchange (as that term is used in the 1934 Act) or (ii) the common stock is traded on the over-the-counter market and prices are published daily on business days in a recognized financial journal.

          13.9. The right of first refusal contained in this Plan shall not apply to a voluntary transfer to optionee's ancestors or descendants or spouse or to a trustee for their benefit; provided that such transferee shall agree in writing, in form satisfactory to the Company, to take such common stock subject to all of the terms of the Company's right of repurchase and right of first refusal on further transfers.

          The restrictions imposed under this Section 13 shall apply as well to all shares of other securities issued in respect of restricted stock in connection with any stock split, reverse stock split, stock dividend, recapitalization, reclassification, spin-off, split-off, merger, consolidation or reorganization, but such restrictions shall expire or terminate at such time or times as shall be specified herein or in the instrument evidencing the option which provides for the restrictions.

     14. Conditions Upon Issuance of Shares.
         ----------------------------------

          14.1. Shares shall not be issued pursuant to the exercise of any option unless the exercise of such option and the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "1933 Act"), the 1934 Act, all applicable state securities law, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automatic quotation system upon which the shares may then be listed or otherwise traded, and such compliance has been confirmed by counsel for the Company.

          14.2. Each option granted hereunder shall be evidenced by a written agreement executed by the Company and the optionee. Such agreement shall contain the terms of the option as specified herein, together with such other terms, conditions, and provisions as the Committee deems advisable. At the discretion of the Committee, the agreement may also provide that, by accepting the option granted under this Plan, the optionee, for himself or herself, for his or her Guardian, and for his or her heirs, successors and assigns:

               14.2.1. Recognizes, agrees and acknowledges that no registration statement under the 1933 Act or under any state securities law has been filed as to either the option or the shares of common stock purchased upon any exercise of such option; and that any and all such shares shall be acquired for investment and not for resale or distribution;

               14.2.2. Agrees that the shares of common stock may not be sold or transferred unless there is either (a) an effective registration statement under the 1933 Act and compliance with governing state securities law, or (b) an opinion of counsel satisfactory to the Company that the sale or transfer is exempt from registration under the 1933 Act and governing state laws;

               14.2.3. Acknowledges and consents to the appearance of a printed legend on each stock certificate issued with respect to options granted under this Plan which shall read, in substance, as follows:

                        NOTICE: RESTRICTIONS ON TRANSFER
          The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities laws (collectively the "Acts"), have been acquired for investment only and may not be offered, sold, transferred, encumbered or otherwise disposed of unless there is (A) either (i) an effective registration statement under the Acts and compliance therewith, or
          (ii) an opinion of counsel (provided at Stockholder expense) satisfactory to the corporation that the sale or transfer is exempt from registration under the Acts and (B) satisfaction of certain conditions set forth in a written agreement between the corporation and the record holder hereof and/or in the RDA CONSULTANTS LIMITED Stock Option Plan. Information concerning these restrictions may be obtained from the corporation or its legal counsel. Any offer or disposition of these securities without satisfaction of such conditions will be wrongful and will not entitle the transferee to register ownership of the securities with the corporation. These securities may also be subject to a right of first refusal and to repurchase by the corporation upon certain terms and conditions set forth in said documents.

               14.2.4. Agrees that, in the event of a claim against the Company resulting from a breach of the representations or the terms and conditions contained in such agreement, the optionee will indemnify and hold the Company harmless from any loss or damage, including attorney's fees or other legal expenses, incurred in the defense or payment of any such claims against the Company.

          14.3. The Company's inability to obtain authority from any regulatory body having jurisdiction over the issuance and delivery of the shares pursuant to the exercise of options, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of common stock hereunder, shall relieve the Company of any liability with respect to the failure to issue or sell such shares.

     15. Financial Assistance. The Company is vested with discretionary
         --------------------
authority under this Plan to assist any employee to whom an option is granted hereunder (including any director or officer of the Company or any of its subsidiaries who is also an employee) in the payment of the purchase price payable on exercise of that option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board.

     16. Conversion of ISOs into Non-ISOs.
         --------------------------------

         At the written request of any ISO optionee, the Committee, in its discretion, may take any actions as may be necessary to convert such optionee's ISO (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-ISOs at any time prior to the expiration of such ISOs, regardless of whether the optionee is an officer, employee, director, agent, consultant or independent contractor of the Company or of any Affiliate of the Company at the time of such conversion. Subject to the limitations set forth in this Plan, such actions may include, without limitation, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee, with the consent of the optionee, may impose such conditions on the exercise of the resulting Non-ISOs, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

     17. Amendment and Termination. The Board may alter, amend, suspend or
         -------------------------
terminate this Plan, provided that no such action shall deprive an optionee, without his consent, of any option granted to the optionee pursuant to this Plan or of any of his rights under such option. Except as herein provided, no such action of the Board, unless taken with the approval of the shareholders of the Company, may:

          (a) increase the maximum number of shares for which options granted under this Plan may be exercised;

          (b) reduce the minimum permissible exercise price;

          (c) extend the ten-year duration of this Plan set forth herein; or

          (d) alter the class of employees eligible to receive options under the Plan.

                                      -12-